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                                                                    Exhibit 23.1





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
HealthSpring, Inc.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.




/s/ KPMG LLP



Nashville, Tennessee
September 15, 2006